--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                December 31, 1997
--------------------------------------------------------------------------------


                                   Value Line
                                Leveraged Growth
                                 Investors, Inc.



                                     [LOGO]
                                   ----------
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

Value Line Leveraged Growth Investors, Inc.

                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------

To Our Shareholders:

The second half of 1997 witnessed an extremely difficult environment for equity investing, but Leveraged Growth Investors managed to outperform the broad market (as reflected in the Standard & Poor's 500 Index) during that period. The second-half total return (including reinvested dividends) for your Fund amounted to 11.36%, or more than three-quarters of a percentage point better than the unmanaged S&P 500. However, our negative experience during the first half of the year (as reported in our June 30th Semiannual Report) caused full-year results to lag the overall market.

                                                  Leveraged Growth*     S&P 500*
                                                  -----------------     --------
Last 6 months
of the year ..............................             11.36%             10.58%
Full year ................................             23.79%             33.36%

*    Includes reinvested dividends.

The primary condition affecting stock-market activity since June 30th has been the economic turbulence in several Asian countries, including Thailand, Singapore, Malaysia, Indonesia, and South Korea. We continue to monitor these Pacific Rim jurisdictions carefully, and it appears that some U.S. companies (especially in the semiconductor industry and other technology sectors) may be exposed to negative currency relationships and a weakening economy. On the whole, however, we believe that the market's reaction to the Asian situation has been overdone, and that barring any unexpected worsening in the situation overtime, most of the damage to U.S. investors is behind us.

One compensatory effect of the Asian disruption has been the positive performance of the domestic bond market, as overseas investors have sought the relative security of U.S. Treasury instruments. This trend toward low and stable interest rates will benefit the equity market as well, as lower rates generally result in expanding price-earnings multiples, which will push stock prices higher.

We expect the economy to expand at a moderate pace (leading to rising corporate earnings) and productivity to continue to improve (see our accompanying Economic Observations insert). Meanwhile, inflationary pressures are decidedly muted and, as noted above, interest rates remain low and stable. All of this should translate into a healthy environment for equity investing, especially among the issues favored by the Value Line Timeliness Ranking System.

Please accept our thanks for your continued interest in Value Line. We wish you the best for a happy, healthy, and prosperous 1998.

                                   Sincerely,

                                   /s/ Jean Bernhard Buttner

                                   Jean Bernhard Buttner
                                   Chyairman and President

February 2, 1998


--------------------------------------------------------------------------------
2

                                     Value Line Leveraged Growth Investors, Inc.

Growth Investors Shareholders
--------------------------------------------------------------------------------

Economic Observations

It has now been a number of months since the crisis in Asia first made the headlines in this country, and about that long since the pessimists began to predict that there would be serious repercussions over here. During that time, however, there has been little in the economic reports to suggest that this feared sharp falloff in business activity was taking place on a wide scale. True, a number of companies are now noting some Asia-related weakness, with cautionary statements accompanying certain profit reports. In fact, the Asian problems do raise concerns regarding earnings prospects through the first half of this year--at least. For the most part, however, economic activity is sufficiently strong to suggest that corporate earnings will continue to rise, albeit at a modest pace.

Encouragingly, this long-running business expansion looks as though it will persist. Overall, the current tenor of the economic data would seem to be consistent with a growth rate of 2.0%-2.5% for the next several quarters, versus perhaps 3% had the difficulties in Asia not evolved. We add, however, that even our reduced expectations assume that the problems in that region will begin to ease selectively over the next several months, as efforts by the world's leading banking authorities gradually produce the desired stability.

Meantime, there continues to be limited pressure on the inflation front, with prices for industrial goods, energy products, and precious metals continuing in a flat to lower trend. Our sense, for now, is that these favorable pricing trends will stay intact for the balance of the year. Overall, with the economy likely to remain on a modest, yet sustainable, growth track, and with inflation expected to hold at low levels, interest rates should continue to be relatively stable, thus lending some support to the financial markets during the months ahead.


*Performance Data:

                                                                   Growth of
                                                   Average         an Assumed
                                                   Annual        Investment of
                                                 Total Return       $10,000
                                                 ------------    -------------
 1 year ended 12/31/97 ......................      23.79%           $12,379
 5 years ended 12/31/97  ....................      18.35%           $23,220
10 years ended 12/31/97  ....................      16.46%           $45,904

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
                                                                               3

Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                    IN VALUE LINE LEVERAGED GROWTH INVESTORS
                          AND THE S&P 500 STOCK INDEX*

  [THE FOLLOWING TABLE WAS RPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                                 Value Line
                        Leveraged Growth Investors                     S & P 500
                        --------------------------                     ---------

  1/1/88                          $10,000                               $10,000
 3/31/88                          $10,397                               $10,571
 6/30/88                          $10,915                               $11,273
 9/30/88                          $10,426                               $11,308
12/31/88                          $10,643                               $11,655
 3/31/89                          $11,455                               $12,479
 6/30/89                          $12,289                               $13,579
 9/30/89                          $13,998                               $15,031
12/31/89                          $14,075                               $15,339
 3/31/90                          $13,545                               $14,879
 6/30/90                          $14,928                               $15,813
 9/30/90                          $12,588                               $13,642
12/31/90                          $13,849                               $14,871
 3/31/91                          $16,938                               $17,031
 6/30/91                          $16,578                               $16,992
 9/30/91                          $17,907                               $17,901
12/31/91                          $20,268                               $19,402
 3/31/92                          $18,853                               $18,912
 6/30/92                          $17,090                               $19,271
 9/30/92                          $17,818                               $19,879
12/31/92                          $19,769                               $20,880
 3/31/93                          $20,554                               $21,791
 6/30/93                          $21,340                               $21,897
 9/30/93                          $23,687                               $22,463
12/31/93                          $22,971                               $22,984
 3/31/94                          $21,761                               $22,112
 6/30/94                          $20,550                               $22,205
 9/30/94                          $22,068                               $23,291
12/31/94                          $22,120                               $23,288
 3/31/95                          $23,990                               $25,555
 6/30/95                          $27,015                               $27,995
 9/30/95                          $30,374                               $30,219
12/31/95                          $30,318                               $32,039
 3/31/96                          $32,584                               $33,758
 6/30/96                          $33,669                               $35,273
 9/30/96                          $36,530                               $36,363
12/31/96                          $37,081                               $39,395
 3/31/97                          $34,692                               $40,446
 6/30/97                          $41,223                               $47,507
 9/30/97                          $47,142                               $51,069
12/31/97                          $45,905                               $52,535



                     (Period covered is 1/1/88 to 12/31/97)



--------------------------------------------------------------------------------
* The Standard & Poor's 500 Index (S&P 500) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.


--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.

Portfolio Highlights at December 31, 1997 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                                        Value         Percentage of
Issue                                                             Shares            (in thousands)     Net Assets
-------------------------------------------------------------------------------------------------------------------

Dell Computer Corp. .......................................      200,000               $16,800               3.9%
SunAmerica Inc. ...........................................      360,000                15,390               3.6
EMC Corp. .................................................      540,000                14,816               3.4
Fifth Third Bancorp .......................................      150,000                12,263               2.8
Gillette Co. ..............................................      100,000                10,044               2.3
Computer Associates International, Inc. ...................      189,000                 9,993               2.3
Schering-Plough Corp. .....................................      160,000                 9,940               2.3
Deere & Co. ...............................................      170,000                 9,913               2.3
Intel Corp. ...............................................      140,000                 9,835               2.3
HBO & Co. .................................................      200,000                 9,600               2.2

Five Largest Industry Categories

                                                                   Value      Percentage of
Industry                                                      (in thousands)   Net Assets
-------------------------------------------------------------------------------------------------------------------

Computer & Peripherals .......................................   $ 52,683         12.2%
Computer Software & Services .................................     33,617          7.8
Oilfield Services/Equipment ..................................     33,264          7.7
Telecommunications Equipment .................................     21,641          5.0
Drug .........................................................     20,621          4.8

Five Largest Net Security Purchases*

                                                                   Cost
Issue                                                         (in thousands)
-------------------------------------------------------------------------------------------------------------------

United Healthcare Corp. ......................................    $ 4,725
Diamond Offshore Drilling, Inc. ..............................      4,537
International Business Machines Corp. ........................      4,391
ENSCO International Inc. .....................................      4,375
Nautica Enterprises, Inc. ....................................      4,342

Five Largest Net Security Sales*

                                                                 Proceeds
Issue                                                         (in thousands)
-------------------------------------------------------------------------------------------------------------------

Coca-Cola Co. ................................................    $ 7,930
Newbridge Networks Corp. .....................................      6,167
Boeing Co. ...................................................      6,034
Danaher Corp. ................................................      5,037
Monsanto Co. .................................................      4,781

* For the six month period ended 12/31/97

--------------------------------------------------------------------------------
                                                                               5

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                                      Value
     Shares                                                      (in thousands)
--------------------------------------------------------------------------------
COMMON STOCKS (92.5%)

                ADVERTISING (2.0%)
     200,000    Omnicom Group, Inc.............................      $ 8,475

                AIR TRANSPORT (0.5%)
      70,000    Air Express International Corp.................        2,135

                APPAREL (0.8%)
     150,000    Nautica Enterprises, Inc.*.....................        3,488

                BANK (4.0%)
      90,000    BankBoston Corp................................        8,454
      70,000    Citicorp ......................................        8,851
                                                                    --------
                                                                      17,305

                BANK-MIDWEST (4.3%)
     150,000    Fifth Third Bancorp............................       12,263
     170,000    Norwest Corp...................................        6,566
                                                                    --------
                                                                      18,829

                BEVERAGE--SOFT
                  DRINK (1.0%)
     125,000    Coca-Cola Enterprises Inc......................        4,445

                CHEMICAL--
                  SPECIALTY (1.2%)
     120,000    Praxair, Inc...................................        5,400

                COMPUTER &
                  PERIPHERALS (12.2%)
      50,000    Adaptec, Inc.*.................................        1,856
     165,000    Cisco Systems, Inc.*...........................        9,199
      37,500    Compaq Computer Corp...........................        2,117
     200,000    Dell Computer Corp.*...........................       16,800
     540,000    EMC Corp.*.....................................       14,816
      45,000    International Business
                    Machines Corp..............................        4,705
      80,000    Sun Microsystems, Inc.*........................        3,190
                                                                    --------
                                                                      52,683

                COMPUTER SOFTWARE
                  & SERVICES (7.8%)
     189,000    Computer Associates
                    International, Inc.........................        9,993
      75,000    Fiserv Inc.*...................................        3,684
      70,000    Microsoft Corp.*...............................        9,048
      42,000    Networks Associates, Inc.*.....................        2,221
     240,000    Oracle Systems Corp.*..........................        5,355
      70,000    Parametric
                    Technology Corp.*..........................        3,316
                                                                    --------
                                                                      33,617

                DRUG (4.8%)
      50,000    Merck & Co., Inc...............................        5,312
      72,000    Pfizer, Inc....................................        5,369
     160,000    Schering-Plough Corp...........................        9,940
                                                                    --------
                                                                      20,621

                FINANCIAL
                  SERVICES (2.1%)
      80,000    FINOVA Group, Inc. (The).......................        3,975
      60,000    Franklin Resources, Inc........................        5,216
                                                                    --------
                                                                       9,191

                HEALTHCARE
                  INFORMATION
                  SYSTEMS (2.2%)
     200,000    HBO & Co.......................................        9,600

                HOUSEHOLD
                  PRODUCTS (1.1%)
      60,000    Procter & Gamble Co............................        4,789

                INDUSTRIAL
                  SERVICES (1.4%)
     100,000    AccuStaff Inc.*................................        2,300
      97,500    Robert Half International, Inc.*...............        3,900
                                                                    --------
                                                                       6,200


--------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 1997
--------------------------------------------------------------------------------

                                                                      Value
     Shares                                                      (in thousands)
--------------------------------------------------------------------------------
                INSURANCE--
                  DIVERSIFIED (2.2%)
      15,000    American International
                    Group, Inc.................................      $ 1,631
     120,000    MGIC Investment Corp...........................        7,980
                                                                    --------
                                                                       9,611

                INSURANCE--LIFE (3.6%)
     360,000    SunAmerica Inc.................................       15,390

                MACHINERY (3.3%)
      27,000    Caterpillar, Inc...............................        1,311
     170,000    Deere & Co.....................................        9,913
     100,000    PRI Automation, Inc.*..........................        2,888
                                                                    --------
                                                                      14,112

                MEDICAL SERVICES (1.6%)
      80,000    Omnicare, Inc..................................        2,480
      90,000    United Healthcare Corp.........................        4,472
                                                                    --------
                                                                       6,952

                MEDICAL SUPPLIES (4.7%)
      40,000    Boston Scientific Corp.*.......................        1,835
      54,000    Guidant Corp...................................        3,362
     100,000    Johnson & Johnson..............................        6,587
     160,000    Medtronic, Inc.................................        8,370
                                                                    --------
                                                                      20,154

                OFFICE EQUIPMENT
                  & SUPPLIES (1.2%)
     185,625    Staples, Inc.*.................................        5,151

                OILFIELD SERVICES/
                  EQUIPMENT (7.7%)
      65,000    BJ Services Co.*...............................        4,676
     100,000    Diamond Offshore Drilling, Inc.................        4,812
     120,000    ENSCO International Inc........................        4,020
      70,000    Smith International, Inc.*.....................        4,296
      95,000    Tidewater, Inc.................................        5,237
     120,000    Transocean Offshore, Inc.......................        5,783
      60,000    Western Atlas, Inc.*...........................        4,440
                                                                    --------
                                                                      33,264

                PACKAGING
                  & CONTAINER (0.5%)
      60,000    Owens-Illinois, Inc.*..........................        2,276

                RAILROAD (0.5%)
      95,000    Wisconsin Central
                    Transportion Corp.*........................        2,221

                RECREATION (2.0%)
     320,000    Harley-Davidson, Inc...........................        8,760

                RETAIL BUILDING
                  SUPPLY (1.6%)
     120,000    Home Depot, Inc................................        7,065

                RETAIL--SPECIAL
                  LINES (3.9%)
      75,000    AutoZone, Inc.*................................        2,175
     220,000    CompUSA, Inc.*.................................        6,820
     180,000    Gap, Inc.......................................        6,379
      45,000    Tiffany & Co...................................        1,623
                                                                    --------
                                                                      16,997

                RETAIL STORE (2.9%)
     219,726    Dollar General Corp............................        7,965
      70,000    Kohl's Corp.*..................................        4,769
                                                                    --------
                                                                      12,734

                SEMICONDUCTOR (2.7%)
     175,000    Cirrus Logic, Inc.*............................        1,859
     140,000    Intel Corp.....................................        9,835
                                                                    --------
                                                                      11,694

                SHOE (0.4%)
      67,500    Wolverine World Wide, Inc......................        1,527


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 1997
--------------------------------------------------------------------------------

                                                                      Value
     Shares                                                      (in thousands)
--------------------------------------------------------------------------------
                TELECOMMUNICATIONS
                  EQUIPMENT (5.0%)
     200,000    ADC Telecommunications,
                    Inc.*......................................      $ 8,350
     101,250    Andrew Corp.*..................................        2,430
     260,000    Loral Space
                    & Communications Ltd*......................        5,574
     100,000    Tellabs, Inc.*.................................        5,287
                                                                    --------
                                                                      21,641

                TELECOMMUNICATION
                  SERVICES (1.0%)
      53,000    AirTouch Communications, Inc.* ................        2,203
      65,000    WorldCom, Inc.*................................        1,966
                                                                    --------
                                                                       4,169

                TOILETRIES/
                  COSMETICS (2.3%)
     100,000    Gillette Co....................................       10,044
                                                                    --------

                TOTAL COMMON STOCKS
                    AND TOTAL
                    INVESTMENT
                    SECURITIES (92.5%)
                    (Cost $192,264,000) .......................      400,540
                                                                    --------

                                                                     Value
  Principal                                                      (in thousands
   Amounts                                                         except per
(in thousands)                                                    share amount)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (7.5%)
(including accrued interest)
     $20,000    Collateralized by $18,930,000
                    U.S. Treasury Notes 8%, due
                    5/15/01, with a value of
                    $20,418,000 (with Morgan
                    Stanley & Co., Inc. 6.20%,
                    dated 12/31/97, due 1/2/98,
                    delivery value of
                    $20,006,889)...............................     $ 20,003
      12,300    Collateralized by $5,355,000
                    U.S. Treasury Notes 5 7/8%,
                    due 10/31/98 and $7,100,000,
                    U.S. Treasury Notes 6%, due
                    6/30/99, with a combined
                    value of $12,553,000 (with
                    First Chicago Capital
                    Markets, Inc., 5.85%, dated
                    12/31/97, due 1/2/98, delivery
                    value $12,303,998) ........................       12,302
                                                                    --------
                TOTAL REPURCHASE
                    AGREEMENTS
                    (Cost $32,305,000) ........................       32,305
                                                                    --------
EXCESS OF LIABILITIES OVER
  CASH AND RECEIVABLES (0.0%)..................................          (30)
                                                                    --------
NET ASSETS (100%)   ...................................             $432,815
                                                                    ========
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER
OUTSTANDING SHARE
($432,815,000 / 12,163,570 shares of
capital stock outstanding) ....................................     $  35.58
                                                                    ========

*    Non-income producing


See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.

Statement of Assets
and Liabilities at December 31, 1997
--------------------------------------------------------------------------------

                                                                    Dollars
                                                                 (in thousands
                                                                  except per
                                                                 share amount)
                                                                 -------------
Assets:
Investment securities, at value
  (Cost-$192,264)...........................................          $400,540
Short-term investments (Cost-$32,305) ......................            32,305
Cash .......................................................                16
Receivable for capital shares sold .........................               289
Dividends receivable .......................................               152
                                                                      --------
      Total Assets  ........................................           433,302
                                                                      --------
Liabilities:
Payable for capital shares repurchased......................              112
Accrued expenses:
  Advisory fee .............................................               270
  Other ....................................................               105
                                                                      --------
      Total Liabilities ....................................               487
                                                                      --------
Net Assets .................................................          $432,815
                                                                      --------
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 12,163,570 shares)............................          $ 12,164
Additional paid-in capital .................................           211,142
Undistributed net realized gain on
  investments ..............................................             1,233
Unrealized net appreciation of
  investments...............................................           208,276
                                                                      --------
Net Assets .................................................          $432,815
                                                                      --------
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($432,815,000 / 12,163,570
  shares outstanding) ......................................          $  35.58
                                                                      --------

Statement of Operations
for the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                                     Dollars
                                                                 (in thousands)
                                                                   -----------
Investment Income:
Dividends (Net of foreign withholding
  taxes of $2)..............................................          $ 2,181
Interest ...................................................              573
                                                                      -------
      Total Income .........................................            2,754
                                                                      -------
Expenses:
Advisory fee ...............................................            3,022
Transfer agent fees ........................................              136
Custodian fees .............................................               46
Auditing and legal fees ....................................               39
Postage ....................................................               33
Telephone ..................................................               32
Commitment fee .............................................               28
Insurance, dues and other ..................................               28
Printing ...................................................               27
Registration and filing fees ...............................               27
Directors' fees and expenses ...............................               15
Interest expense ...........................................                7
                                                                      -------
      Total Expenses Before
        Custody Credits ....................................            3,440
      Less: Custody Credits ................................               (3)
                                                                      -------
      Net Expenses .........................................            3,437
                                                                      -------
Investment Loss--Net ........................................            (683)
                                                                      -------
Realized and Unrealized Gain on
  Investments--Net:
  Realized Gain--Net
    (includes $8,294 loss on
    futures contracts)......................................           37,875
  Change in Unrealized Appreciation ........................           46,969
                                                                      -------
Net Realized Gain and Change in
  Unrealized Appreciation
  on Investments ...........................................           84,844
                                                                      -------
Net Increase in Net Assets
  from Operations ..........................................          $84,161
                                                                      -------

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Statement of Changes in Net Assets
for the years ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                                   1997         1996
                                                                -----------------------
                                                                 (Dollars in thousands)

Operations:
Investment (loss) income-net ................................   $    (683)   $     (72)
  Realized gain on investments-net ..........................      37,875       32,084
  Change in unrealized appreciation .........................      46,969       43,388
                                                                ----------------------
  Net increase in net assets from operations ................      84,161       75,400
                                                                ----------------------

Distributions to Shareholders:
  Investment income-net .....................................        --             (4)
  Realized gain from investment transactions-net ............     (35,549)     (35,996)
                                                                ----------------------
  Total distributions .......................................     (35,549)     (36,000)
                                                                ----------------------

Capital Share Transactions:
  Proceeds from sale of shares ..............................     163,122      143,236
  Proceeds from reinvestment of distributions to shareholders      33,787       34,250
  Cost of shares repurchased ................................    (183,766)    (183,106)
                                                                ----------------------
  Increase (Decrease) from capital share transactions .......      13,143       (5,620)
                                                                ----------------------

Total Increase ..............................................      61,755       33,780

Net Assets:
  Beginning of year .........................................     371,060      337,280
                                                                ----------------------
  End of year ...............................................   $ 432,815    $ 371,060
                                                                ======================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy or sell financial instruments at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker cash, or U.S. Government securities, equal to the minimum "initial margin" requirements of the


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 1997
--------------------------------------------------------------------------------

applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or to pay the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

2.   Capital Share  Transactions,  Dividends and  Distributions  to Shareholders

Transactions in capital stock were as follows: (in thousands except per share amounts)

                                                            1997           1996
                                                          ---------------------
Shares sold .....................................          4,587          4,499
Shares issued to shareholders in
  reinvestment of dividends and
  distributions .................................          1,006          1,077
                                                          ---------------------
                                                           5,593          5,576
Shares repurchased ..............................          5,206          5,633
                                                          ---------------------
Net increase (decrease) .........................            387            (57)
                                                          =====================
Dividends per share from net
  investment income .............................         $   --         $.0004
                                                          =====================
Distributions per share from
  net realized gains ............................         $3.235         $3.381
                                                          =====================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                  1997
                                                             --------------
                                                             (in thousands)
Purchases:
Investment Securities ................................           $145,389
                                                               ----------
Sales:
Investment Securities ................................           $199,356
                                                               ----------

At December 31, 1997, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes, was $227,175,000. The aggregate appreciation and depreciation of investments at December 31, 1997, based on a comparison of investment values and their costs for federal income tax purposes was $210,142,000 and $4,472,000, respectively, resulting in a net appreciation of $205,670,000.

Permanent book-tax differences have been reclassified within the composition of net asset accounts. In the current year accumulated net investment loss of $683,000 was reclassified to undistributed net realized gain on investments. Net investment loss, net realized gain (loss), and net assets were not affected by this reclassification.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  With
     Affiliates

An advisory fee of $3,022,000 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended December 31, 1997. This was computed at an annual rate of 3/4 of 1% of average daily net assets for the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1997, the Fund paid brokerage commissions totalling $159,000 to the distributor, which clears its transactions through unaffiliated brokers.


--------------------------------------------------------------------------------
12

                                     Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 883,100 shares of the Fund's capital stock, representing 7.3% of the outstanding shares at December 31, 1997.

5.   Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust (SSBT), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which at the Fund's option may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding at December 31, 1997. The weighted average amount of bank loans outstanding for the year ended December 31, 1997, amounted to approximately $97,000 at a weighted average interest rate of 6.6%. For the year ended December 31, 1997, interest expense of approximately $7,000 and commitment fees of approximately $28,000 relating to borrowings under the agreement were paid or payable to SSBT.

6.   Financial Instruments with Off-Balance Risk

At December 31, 1997, the Fund had no future contracts outstanding. During the year ended December 31, 1997, the Fund sold stock index futures contracts to hedge its portfolio positions against price fluctuations. Futures contracts involve elements of credit and market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contracts amounts of these futures contracts reflect the extent of the Fund's exposure to off-balance sheet risk.

The Fund purchases or sells futures contracts only on exchanges or a board of trade. The exchange or board of trade acts as the counterparty to the Fund's futures transactions; therefore, the Fund's credit risk is limited to the failure of the exchange or board of trade. The Fund bears the market risk which arises from any changes in security values.



--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                                     Years Ended December 31,
                                                ----------------------------------------------------------------------------------
                                                         1997                1996               1995           1994           1993
                                                ----------------------------------------------------------------------------------
Net asset value, beginning of year ...........  $       31.51       $       28.50       $      23.18    $     24.67    $     22.15
                                                ----------------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment (loss) income .............           (.06)               (.01)               .09            .12            .06
    Net gains or losses on securities
      (both realized and unrealized) .........           7.37                6.40               8.48          (1.05)          3.50
                                                ----------------------------------------------------------------------------------
    Total from investment operations .........           7.31                6.39               8.57           (.93)          3.56
                                                ----------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income .....             --                   #               (.09)          (.12)          (.06)
    Distributions from capital gains .........          (3.24)              (3.38)             (3.16)          (.31)          (.98)
    Distributions in excess of capital gains .             --                  --                 --           (.13)            --
                                                ----------------------------------------------------------------------------------
    Total distributions ......................          (3.24)              (3.38)             (3.25)          (.56)         (1.04)
                                                ----------------------------------------------------------------------------------
Net asset value, end of year .................  $       35.58       $       31.51       $      28.50    $     23.18    $     24.67
                                                ==================================================================================
Total return .................................          23.79%              22.31%             37.06%         -3.71%         16.20%
                                                ==================================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) .......  $     432,815       $     371,060       $    337,280    $   264,803    $   302,345
Ratio of expenses to average net assets
  (including interest expense) ...............            .86%(1)             .88%(1)            .88%           .89%           .92%
Ratio of net investment (loss) income
  to average net assets ......................          (0.17)%              (.02)%              .31%           .49%           .22%
Portfolio turnover rate ......................             37%                 34%                54%            49%            80%
Average commissions paid per share of
  common stock investments purchased/sold ....  $       .0493(2)    $       .0490(2)              --             --             --
Average amount of debt outstanding
  during the year (in thousands) .............  $          97       $         398       $         44    $        --    $     1,651
Average number of shares outstanding during
  the year (in thousands) ....................         11,411              11,752             11,357         11,635         12,410
Average amount of debt per
  outstanding share during the year ..........  $       .0085       $         .03       $       .004    $        --    $       .13

#    Dividend paid was less than one cent.
(1)  Before offset for custody credits.
(2)  Disclosure effective for fiscal years beginning on or after 9/1/95.



See Notes to Financial Statements.


--------------------------------------------------------------------------------
14

                                     Value Line Leveraged Growth Investors, Inc.

                                               Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Value Line Leveraged Growth Investors, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Leveraged Growth Investors, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036

February 20, 1998

--------------------------------------------------------------------------------

                    SHAREHOLDERS MEETING RESULTS (unaudited)

A special meeting of shareholders of Value Line Leveraged Growth Investors, Inc. was held on October 30, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of six Directors to serve until their successors are duly elected and qualified.

                                    Number of Votes:
                                                                    Broker
      Directors                     For          Withheld          Non-Votes*
      ---------                  ---------       --------          ----------

Jean Bernhard Buttner            6,096,895        159,407              0
John W. Chandler                 6,063,213        193,089              0
Leo R. Futia                     6,056,325        199,977              0
David H. Porter                  6,040,726        215,576              0
Paul Craig Roberts               6,099,903        156,399              0
Nancy-Beth Sheerr                6,074,763        181,539              0

2. Ratification of the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

                                Number of Votes:
                                                        Broker
                     For        Against     Abstain   Non-Votes*
                  --------      -------     -------   ----------
                  6,069,637     73,096      113,569        0

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Stephen E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                       VLF712445